UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2019

Pure Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38454	82-3434680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, TX		76102
(Address of Principal Executive Offices)		(Zip Code)

(817) 850-9203
Registrant’s Telephone Number, including Area Code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACQ	NASDAQ
Warrants, each Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PACQW	NASDAQ
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	PACQU	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 10, 2019, Pure Acquisition Corp., a Delaware corporation (the “Company”), held a special meeting in lieu of its 2019 annual meeting of stockholders (the “Meeting”). As a result of the Meeting, on October 11, 2019, the Company filed with the Secretary of State of the State of Delaware the Company’s Second Amendment to its Second Amended and Restated Certificate of Incorporation (the “Extension Amendment”). The Extension Amendment extends the date by which the Company must consummate a business combination from October 17, 2019 to February 21, 2020. A copy of the Extension Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Meeting, on October 10, 2019, the Company’s stockholders approved the following items: (i) the Extension Amendment, (ii) the election of Jared S. Sturdivant to serve as the Class A director on the Company’s Board of Directors until the 2022 annual meeting of stockholders or until his successor is elected and qualified and (iii) the ratification of the selection by the Company’s audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The affirmative vote of holders of at least the majority of the Company’s outstanding Class A common stock and Class B common stock (the “Common Stock”) was required to approve the Extension Amendment. The election of Jared S. Sturdivant as a Class A director was decided by a plurality of the votes of the Common Stock cast at the Meeting. The ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 required a majority of the votes of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon. The number of shares of Class A common stock presented for redemption in connection with the Meeting was 3,594,000.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Extension Amendment

The Extension Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,796,699	70,200	125,000	1,699

Proposal No. 2 – Election of Director

The election of Jared S. Sturdivant to serve as the Class A director on the Company’s Board of Directors Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,663,315	2,205,656	3,122,928	1,699

Proposal No. 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the Company’s stockholders. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,850,470	70,000	4,073,128	0

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

3.1	Second Amendment to Second Amended and Restated Certificate of Incorporation, as filed with the State of Delaware on October 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE ACQUISITION CORP.

Date: October 15, 2019	By:	/s/ Steven W. Tholen
Name: Steven W. Tholen
Title: Chief Financial Office